Exhibit 10.6

FIRST AMENDMENT TO THE

FIDELITY BANKSHARES, INC.

2002 INCENTIVE STOCK BENEFIT PLAN

Pursuant to Section 15 of the Fidelity Bankshares, Inc. 2002 Incentive Stock Benefit Plan (the “2002 Plan”), the 2002 Plan is hereby amended, effective as of December 29, 2005, as follows:

1.	By adding the following sentence at the end of Section 7(a) of the 2002 Plan:

“No tendered shares of Common Stock shall be accepted for exchange unless the participant has held such shares for at least six months prior to the exchange.”

2.	By adding the following sentence after the second paragraph of Section 11 of the 2002 Plan:

“Notwithstanding anything in the Plan to the contrary, no provision of the Plan shall operate to require the cash settlement of a stock option under any circumstance that is not within the sole discretion of the Company.”

3.	By adding the following new Section 12(c) to the 2002 Plan:

“(c)	Relinquishment of Rights. Notwithstanding anything in the Plan to the contrary, effective as of December 29, 2005, the Committee shall not grant any new Awards of Limited Rights to any Key Employees or Directors. With respect to outstanding Awards of Limited Rights granted prior to December 29, 2005, the Board of Directors shall take such action as it determines to be necessary and appropriate to obtain the consent of Participants to relinquish their rights to such outstanding Limited Rights prior to December 31, 2005. Outstanding Awards of Limited Rights that are relinquished by Participants pursuant to the foregoing shall be evidenced by a written consent form executed by the affected Participant in accordance with Section 15 of the Plan, provided, however, that nothing in such consent form shall (i) affect the Participant’s other rights under his outstanding Options, or (ii) restrict the ability of the Company in its sole discretion, or any third party to make a cash payment to the Participant in exchange for the termination or cancellation of the Participant’s Options. Limited Rights for which no Participant consent form is received by the Company shall remain subject to the relevant terms and provisions of the Plan.”

4.	By substituting the following for Section 24(c)(1) of the 2002 Plan:

“(1)	provide that such Options shall be assumed, or equivalent options shall be substituted (“Substitute Options”) by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended (“1933 Act”) or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, “Registered Securities”), or in the alternative, and in the sole discretion of the Company, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or”

IN WITNESS WHEREOF, Fidelity Bankshares, Inc. has caused this amendment to be adopted by a duly authorized officer, this 29th day of December, 2005.

FIDELITY BANKSHARES, INC.

By	/s/ Vince A. Elhilow

Its	President and Chief Executive Officer

SECOND AMENDMENT TO THE

FIDELITY BANKSHARES, INC.

2002 INCENTIVE STOCK BENEFIT PLAN

Pursuant to Section 15 of the Fidelity Bankshares, Inc. 2002 Incentive Stock Benefit Plan (the “2002 Plan”), the 2002 Plan is hereby amended, effective as of January 27, 2006, as follows:

1.	By adding the following sentences at the end of Section 13 of the 2002 Plan:

“Notwithstanding anything in the Plan to the contrary, effective as of January 27, 2006, the Committee shall not grant any new Reload Option rights with respect to shares covered by outstanding Stock Options or with respect to Stock Options that may be granted by the Committee after January 27, 2006. With respect to outstanding rights to receive Reload Options granted prior to January 27, 2006, the Board of Directors shall take such action as it determines to be necessary and appropriate to obtain the consent of Participants to relinquish their rights to such Reload Options. Rights to receive Reload Options that are relinquished by Participants pursuant to the foregoing shall be evidenced by a written consent form executed by the affected Participant in accordance with Section 15 of the Plan, provided, however, that nothing in such consent form shall affect the Participant’s other rights under his outstanding Options.”

IN WITNESS WHEREOF, Fidelity Bankshares, Inc. has caused this amendment to be adopted by a duly authorized officer, this 27th day of January, 2006.

FIDELITY BANKSHARES, INC.

By	/s/ Elizabeth Cook
Its	Secretary